Exhibit 10.3

Execution Version

COMMITMENT INCREASE AGREEMENT

THIS COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of February 18, 2010, is being executed and delivered pursuant to the provisions of Section 2.08(d) of that certain Amended and Restated Credit Agreement (as the same has been, and may hereafter be, amended, restated and supplemented from time to time, the “Credit Agreement”) dated as of May 30, 2008, among Heartland Payment Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and Issuing Bank (the “Administrative Agent”), by the existing Lender listed on the signature pages hereto (the “Consenting Lender”) and the Borrower, and accepted by the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

A. The Consenting Lender has agreed to increase its Revolving Credit Commitment by the amount specified on Schedule I attached to this Agreement.

B. The parties to this Agreement are entering into this Agreement for purposes of effecting the increase in the Revolving Credit Commitment of the Consenting Lender, as contemplated by Section 2.08(d) of the Credit Agreement.

AGREEMENT

Accordingly, the Consenting Lender hereby agrees as follows:

1. The Consenting Lender hereby agrees to increase the amount of its Revolving Credit Commitment under the Credit Agreement by the amount shown as its “Increase in Commitment” on Schedule I attached to this Agreement. Such increase shall take effect for all purposes of the Credit Agreement on the Effective Date (as hereinafter defined) of this Agreement.

2. The Consenting Lender acknowledges and agrees that the respective Revolving Credit Commitments of the Consenting Lender and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders. The Consenting Lender further acknowledges and agrees that, after giving effect to the increased Revolving Credit Commitment as provided in this Agreement, the respective Revolving Credit Commitments of the Lenders shall be as set forth on Schedule II attached hereto.

3. The Consenting Lender agrees that this Agreement and the effectiveness of the increased Revolving Credit Commitment as provided in this Agreement shall be subject to satisfaction by the Borrower of the following conditions and requirements:

The Borrower shall have delivered to the Administrative Agent the following in form and substance reasonably satisfactory to the Administrative Agent:

(i) a counterpart of this Agreement signed by the Consenting Lender and the Borrower;

(ii) evidence satisfactory to it of the execution and delivery (which execution and delivery may be contemporaneous with the satisfaction of the conditions under this Section) of that certain Amendment No. 2 to Amended and Restated Credit Agreement and Partial Release of Collateral dated as of the date hereof among the Borrower, the Lenders party thereto and the Administrative Agent;

(iii) a certificate of the Secretary or Assistant Secretary of the Borrower, attaching and certifying copies of the authorizing resolutions for the increased Revolving Credit Commitment and any Borrowings thereunder as provided in this Agreement, a certificate of incumbency and organizational documents of the Borrower; and

(iv) a favorable written opinion of counsel to the Borrower, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Borrower and this Agreement and the transactions contemplated herein as the Administrative Agent shall reasonably request.

The date on which the foregoing conditions have been satisfied shall be the “Effective Date” of this Agreement, which shall be the effective date of the increase in the aggregate Revolving Credit Commitment for the purposes of Section 2.08(d) of the Credit Agreement.

4. The Borrower shall pay to the Administrative Agent all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated herein, including without limitation, all reasonable fees and expenses of counsel for the Administrative Agent.

5. The Borrower represents and warrants to the Administrative Agent and the Lenders, as of the Effective Date, that (i) this Agreement has been duly authorized, executed and delivered by the Borrower, (ii) the Credit Agreement, as supplemented hereby, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) at the time of and immediately after giving effect to the increase in the Consenting Lender’s Revolving Credit Commitment, no Default or Event of Default has occurred and is continuing, and (iv) the representations and warranties of the Borrower set forth in the Credit Agreement (including, without limitation, the representations and warranties set forth in Section 3.04(b) and Section 3.06 of the Credit Agreement) and the representations and warranties of the Guarantors set forth in the Guaranties are true and correct on and as of the date hereof except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

6. Except as supplemented hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as supplemented hereby, and all rights, powers and obligations created thereby or thereunder and under the Credit Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed.

7. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement, together with the applicable provisions of the Credit Agreement, constitutes the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.

8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the Consenting Lender and the Borrower have caused this Agreement to be duly executed and delivered by their respective authorized officers and representatives, and the Administrative Agent, for the benefit of the Consenting Lender and all other Lenders under the Credit Agreement, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

KEYBANK NATIONAL ASSOCIATION,
as a Consenting Lender

By:	/s/ Thomas A. Crandell
Thomas A. Crandell
Senior Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

HEARTLAND PAYMENT SYSTEMS, INC.,
as Borrower

By:	/s/ Robert H.B. Baldwin, Jr.
Name:	Robert H.B. Baldwin, Jr.
Title:	President and CFO

ACCEPTED THIS

DAY OF FEBRUARY, 2010:

JPMORGAN CHASE, N.A.,
as Administrative Agent

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

Schedule I

INCREASED REVOLVING CREDIT COMMITMENTS

Consenting Lender	Increase in Revolving Credit Commitment
KEYBANK NATIONAL ASSOCIATION	$25,000,000

TOTAL INCREASE: $25,000,000

Schedule I

Schedule II

LENDER REVOLVING CREDIT COMMITMENTS *

Lenders	Commitment Amounts
KEYBANK NATIONAL ASSOCIATION	$41,000,000
JPMORGAN CHASE BANK, N.A.	$18,000,000
SUNTRUST BANK	$16,000,000
TOTAL	$75,000,000

*	Upon the effectiveness of the increase in Revolving Credit Commitment as provided in the Commitment Increase Agreement

Schedule II